SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


                                Date of Report:
                                 June 26, 1996


                                  SALOMON INC
            (Exact name of registrant as specified in its charter)


                           1-4346
     Delaware              333-2897               22-1660266
(State of Incorporation)  (Commission File No.)  (I.R.S. Employer
                                                 Identification No.)


 Seven World Trade Center, New York, New York            10048
(Address of Principal Executive Offices)               (Zip Code)


                                (212) 783-7000
                         (Registrant's Telephone No.)




                             SI FINANCING TRUST I
            (Exact name of registrant as specified in its charter)


                           1-4346
     Delaware              333-2897               To be applied for
(State of Incorporation)  (Commission File No.)  (I.R.S. Employer
                                                 Identification No.)


 Seven World Trade Center, New York, New York            10048
(Address of Principal Executive Offices)               (Zip Code)


                                (212) 783-7000
                         (Registrant's Telephone No.)



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         Exhibits

         7(a)  Exhibit 5(a) Opinion of Cravath, Swaine & Moore to File No.
               333-2897

         7(b) Exhibit 5(b) Opinion of Morris, Nichols, Arsht & Tunnell to File No. 333-2897

                                  SIGNATURES


Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          SI Financing Trust I

                                          By: Salomon Inc, as sponsor

Date:   June 26, 1996                     By: /s/ Richard J. Carbone
                                              -----------------------------
                                              Richard J. Carbone
                                              Principal Accounting
                                              Officer and Controller


                                          Salomon Inc
                                          (Registrant)

Date:   June 26, 1996                     By: /s/ Richard J. Carbone
                                              -----------------------------
                                              Richard J. Carbone
                                              Principal Accounting
                                              Officer and Controller

EXHIBIT INDEX


7(a)   Exhibit 5(a) Opinion of Cravath, Swaine & Moore

7(b)   Exhibit 5(b) Opinion of Morris, Nichols, Arsht & Tunnell